SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

         This Second Amendment To Employment Agreement (this "Agreement") is made and entered into on this the ___ day of August, 1999 by and between ISG Resources, Inc. ("Employer"), a Utah corporation with its principal place of business located at 136 East South Temple, Suite 1300, Salt Lake City, Utah 84111 and Clinton W. Pike, Sr. ("Employee"), an individual who resides at 10777 Richmond Avenue, Apartment 708, Houston, Texas 77042.

         WHEREAS, Employer and Employee entered into an Employment Agreement in October, 1997 (the "Employment Agreement") and an Amendment To Employment Agreement on October 14, 1998 (the "First Amendment");

         WHEREAS Employer and Employee desire to amend the Employment Agreement again as set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth herein.

1. The parties agree that the Employment Agreement is hereby amended as follows:

         a. Section 7 of the Employment Agreement is amended by adding the following section:

                  "g. If the Employee dies, his phantom stock right, to the extent vested and subject to the other provisions of the Employment Agreement (as amended by the First Amendment) and any other applicable laws, shall pass to his wife, Sandi S. Pike.

2. The remaining provisions of the Employment Agreement, as amended by the First Amendment, shall remain in full force and effect. Reference is craved to the Employment Agreement and the First Amendment for specific terms and conditions thereof which are incorporated herein by reference, except as amended by this Agreement.

         IN WITNESS WHEREOF, intending to be legally bound hereby the parties hereto have duly executed this Agreement as of the day and year above written.

ISG RESOURCES, INC.                                  CLINTON W. PIKE, SR.



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